Exhibit 13.2

CERTIFICATION PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

     I, Dror David, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

         1. This Annual Report on Form 20-F of Nova Measuring Instruments Ltd. (the “Company”) for the period ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2019

/s/ Dror David
Dror David
 Chief Financial Officer